Exhibit 99


Contact: Franklin Resources, Inc.
         Investor Relations: Alan Weinfeld (650) 525-8900
         Corporate Communications: Holly Gibson Brady (650) 312-4701 franklintempleton.com

--------------------------------------------------------------------------------
                                                           FOR IMMEDIATE RELEASE

            Franklin Resources, Inc. Announces Third Quarter Results

        SAN MATEO, CA, JULY 26, 2001 -- Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $119.7 million, or $0.46 per share diluted, on revenues of $609.5 million for the quarter ended June 30, 2001, compared with net income of $131.7 million, or $0.54 per share diluted, on revenues of $577.4 million in the preceding quarter and net income of $140.4 million, or $0.58 per share diluted, on revenues of $568.9 million in the comparable quarter a year ago. This quarter's operating results include Fiduciary Trust Company International Inc. ("Fiduciary") from April 10, 2001 and the related temporary impact of the amortization of intangibles of approximately $7.0 million and employee retention costs of approximately $7.5 million. Net income for the nine months ended June 30, 2001 was $400.9 million, or $1.60 per share diluted, on revenues of $1,751.0 million as compared to net income of $421.3 million, or $1.70 per share diluted, on revenues of $1,747.1 million a year ago.
        "Since joining forces with Fiduciary on April 10, 2001, we have been carefully examining our overall business practices and structure to identify areas in which we can leverage our individual strengths and expertise," said Charles B. Johnson, chairman and CEO of Franklin Resources, Inc. "We are also making changes to ensure that our combined organization is well positioned to expand in markets that we have jointly identified as areas of growth." Anne Tatlock, chairman and CEO of Fiduciary Trust Company International, commented, "Our initial conviction that a combination with Franklin Templeton Investments would benefit both organizations is holding true. We are learning from one another and finding that each organization has much to offer the other on many levels."
        As of June 30, 2001, assets under management by the company's subsidiaries were $267.9 billion, as compared to $215.7 billion last quarter and $229.9 billion at this time last year. Simple monthly average assets under management during the current quarter were $255.9 billion compared to $224.9 billion in the preceding quarter and $228.0 billion in the same quarter a year ago. Equity assets now comprise 55% of total assets under management as compared to 67% at June 30, 2000. Fixed income assets now comprise 29% of total assets under management, as compared to 27% at the same time last year. Hybrid assets now account for 14% of total assets under management, as compared to 4% at the same time last year. This change in mix is directly related to the inclusion of Fiduciary assets under management during the quarter. For the quarter ended June 30, 2001, sales and reinvested dividends exceeded redemptions ("net inflows") complex-wide by $2.7 billion, and in the quarters ended March 31, 2001 and June 30, 2000 net inflows were $1.8 billion and $0.6 billion.

THIRD QUARTER 2001 HIGHLIGHTS

PERFORMANCE AND PRODUCTS /1/
(See important footnotes in "Supplemental Information" section at the end of the release.)
* Over 75% of Franklin Templeton's long-term U.S. retail mutual fund assets performed in the top two quartiles of their respective LIPPER(R) peer groups for both the six-month and one-year periods ended June 30, 2001. /2/,/3/
* MORNINGSTAR(R) rated all six Mutual Series funds four or five stars overall as of June 30, 2001. /4/,/5/ Mutual Discovery Fund and Mutual European Fund received #1 rankings in their respective LIPPER peer groups based on year-to-date performance as of June 30, 2001. /2/,/6/
* For the year ended June 30, 2001, 91% of Templeton equity funds performed in the top quartile of their respective LIPPER peer groups. Templeton Growth Fund, Templeton Foreign Fund and Templeton International Fund all placed in the top 5% of their LIPPER peer groups for both the six-month and one-year periods ended June 30, 2001. /2/,/7/,/8/
* Franklin Large Cap Value Fund, Franklin MicroCap Value Fund and Franklin Value Fund performed in the top quintile of their LIPPER peer groups for the six-month period ended June 30, 2001. /9/ Franklin Balance Sheet Investment Fund received an overall five-star rating as of June 30, 2001 from MORNINGSTAR. /4/
* Based on performance for the year ended June 30, 2001, 68% of Franklin's tax-free income fund assets ranked in the top two quartiles of their respective LIPPER peer groups. /2/,/10/ As of June 30, 2001, 93% of Franklin's tax-free fund assets were ranked four or five stars overall by MORNINGSTAR. /4/
* Ninety-three percent of Franklin Templeton's taxable income fund assets ranked in the top two quartiles of their respective LIPPER peer groups for the year ended June 30, 2001. /2/,/11/
* As of June 30, 2001, 92% of Franklin Templeton's assets under management in Canada were ranked four or five stars overall by MORNINGSTAR. /4/
* Franklin Templeton began offering a 529 college investing plan in association with Merrill Lynch's Mercury Advisors.
* Partnering with New York-based Auda to provide a fund-of-fund alternative investment product for institutional and high net worth clients.
* Introduced Franklin small cap value, high yield bond and total return fixed income private account management strategies to the institutional line of investment products and services. /12/

Note: Unless otherwise indicated, fund performance information is based on Class A shares only, while fund asset performance information includes all share classes and reflects June 30, 2001 asset data for Franklin Templeton's long-term U.S. retail funds.

GLOBAL BUSINESS DEVELOPMENTS
*    Opened   new   560,000-square-foot   headquarters   campus  in  San  Mateo,
     California.
* Received approximately $490 million in net proceeds from a zero-coupon convertible notes offering in May. The company concurrently purchased three million shares of Franklin Resources' stock, retired outstanding debt and used the balance of the proceeds for other general corporate purposes.
* Franklin Templeton Investments was selected as one of the "Best Places to Work in Silicon Valley" by SAN JOSE MAGAZINE, June 2001 issue.
*    Increased advertising spending on both cable and primetime spot markets.
* Ran full-page advertisements in THE WALL STREET JOURNAL highlighting strong performance of Franklin Templeton's various fund groups.
*    Announced realignment of Mutual Series management.
* Introduced online shareholder account look-up in Germany and electronic delivery in the United States, as well as an investment advisor site in Canada.

FIDUCIARY TRUST UPDATE
* Franklin Templeton Investments completed the acquisition of Fiduciary Trust Company International on April 10, 2001.
* Franklin Templeton Institutional and Fiduciary Trust International are combining to form FTI Institutional, a single global institutional sales and marketing platform.
*    Completed the integration of the financial and human resources systems.
* The integration team continues to focus on realizing the cost savings estimated at the time the deal was announced, and the revenue enhancing opportunities identified since closing.
* Operating results include approximately $7.5 million of employee retention bonus expense.

ACCOUNTING FOR INTANGIBLES UPDATE
* Quarterly results include approximately $7.0 million of goodwill and other intangible assets amortization from the Fiduciary Trust acquisition.
* With the adoption of Statement No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS, on June 29, 2001 by the FASB, Franklin Templeton Investments will adopt the new rule in conjunction with the conversion guidance provided by FASB on October 1, 2001 for its fiscal 2002 year. We expect that the impact of the change in rules on our financial results for the 2002 fiscal year would reduce total amortization expense by approximately $50 million annually, covering all acquisitions made to date and subject to the annual impairment tests as specified in the new accounting statement.


 FRANKLIN RESOURCES, INC.
 CONSOLIDATED INCOME STATEMENTS
 (Dollar amounts in thousands except assets
 under management and per share data)
                                               THREE MONTHS ENDED           NINE MONTHS ENDED
                                                     JUNE 30                     JUNE 30
                                            --------------------------------------------------------------

                                              2001      2000       %          2001      2000          %
                                              ----      ----     CHANGE       ----      ----        CHANGE
                                                                 ------                             ------

 OPERATING REVENUES
 Investment management fees                  $362,543 $344,805      5%      $1,048,464 $1,044,856       -
 Underwriting and distribution fees           180,757  165,181      9%         523,284    529,557     (1)%
 Shareholder servicing fees                    53,723   54,143     (1)%        153,907    159,104     (3)%
 Other                                         12,450    4,768    161%          25,305     13,573     86%
                                             ------------------------------------------------------------
 TOTAL OPERATING REVENUES                     609,473  568,897      7%       1,750,960  1,747,090       -
                                             ------------------------------------------------------------

 OPERATING EXPENSES
 Underwriting and distribution                162,977  142,684     14%         470,795    462,728      2%
 Compensation and benefits                    167,643  133,125     26%         449,576    398,555     13%
 Information systems, technology and           70,576   50,708     39%         187,106    153,780     22%
    occupancy
 Advertising and promotion                     27,314   25,279      8%          73,873     73,719       -
 Amortization of deferred sales commissions    16,361   20,980    (22)%         52,176     63,211    (17)%
 Amortization of intangible assets             16,672    9,283     80%          36,688     27,849     32%
 Other                                         23,234   18,006     29%          62,599     58,704      7%
                                             ------------------------------------------------------------
 TOTAL OPERATING EXPENSES                     484,777  400,065     21%       1,332,813  1,238,546      8%
                                             ------------------------------------------------------------

 OPERATING INCOME                             124,696  168,832    (26)%        418,147    508,544    (18)%
                                             ------------------------------------------------------------


 OTHER INCOME (EXPENSE)
 Investment and other income                   34,698   19,836     75%         116,708     56,267    107%
 Interest expense                              (1,889)  (3,998)   (53)%         (7,418)   (10,542)   (30)%
                                             ------------------------------------------------------------
 OTHER INCOME (EXPENSE), NET                   32,809   15,838    107%         109,290     45,725    139%
                                             ------------------------------------------------------------
 Income before taxes on income                157,505  184,670    (15)%        527,437    554,269     (5)%
 Taxes on income                               37,802   44,300    (15)%        126,585    133,003     (5)%
                                             ------------------------------------------------------------

 NET INCOME                                  $119,703 $140,370    (15)%       $400,852   $421,266     (5)%
                                             ============================================================

 EARNINGS PER SHARE
      Basic                                     $0.46    $0.58    (21)%          $1.61      $1.71     (6)%
      Diluted                                   $0.46    $0.58    (21)%          $1.60      $1.70     (6)%

 DIVIDENDS PER SHARE                           $0.065    $0.06      8%          $0.195      $0.18      8%

 AVERAGE SHARES OUTSTANDING (in thousands)
      Basic                                   260,815  243,542      7%         249,591    246,933      1%
      Diluted                                 262,174  243,741      8%         250,622    247,121      1%

 EBITDA MARGIN /1/                                32%      37%       -             35%        36%       -
 OPERATING MARGIN /2/                             20%      30%       -             24%        29%       -

 ASSETS UNDER MANAGEMENT (in millions)
 Beginning of Period                         $215,716 $233,358     (8)%       $229,923   $218,100      5%
        Sales                                  15,416   13,335     16%          43,725     40,110      9%
        Reinvested Dividends                    2,179    3,175    (31)%          8,399      8,067      4%
        Redemptions                           (14,873) (15,893)    (6)%        (45,025)   (48,914)    (8)%
        Fiduciary acquisition                  45,838        -       -          45,838          -       -
        Appreciation/(Depreciation)             3,652   (4,097)    N/A         (14,932)    12,515     N/A
 END OF PERIOD                               $267,928 $229,878     17%        $267,928   $229,878     17%
 SIMPLE MONTHLY AVERAGE FOR PERIOD           $255,929 $227,991     12%        $238,692   $226,426      5%

/1/  EBITDA Margin: Earnings before interest, taxes on income, depreciation and the amortization of intangibles divided by total revenues.
/2/  Operating Margin: Operating income divided by total operating revenues.




FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
   per share data)
                                                                THREE MONTHS ENDED
                                                                   %
                                           30-JUN-01  31-MAR-01   CHANGE 31-DEC-00   30-SEP-00  30-JUN-00
                                           ---------  ---------   ------ ---------   ---------  ---------
OPERATING REVENUES
Investment management fees                 $362,543   $340,136      7%   $345,785    $354,265   $344,805
Underwriting and distribution fees          180,757    178,165      1%    164,362     179,728    165,181
Shareholder servicing fees                   53,723     51,962      3%     48,222      52,312     54,143
Other                                        12,450      7,150     74%      5,705       6,745      4,768
                                          ---------------------------------------------------------------
TOTAL OPERATING REVENUES                    609,473    577,413      6%    564,074     593,050    568,897
                                          ---------------------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution               162,977    162,134      1%    145,684     160,416    142,684
Compensation and benefits                   167,643    140,074     20%    141,859     137,155    133,125
Information systems, technology and          70,576     59,002     20%     57,528      59,890     50,708
occupancy
Advertising and promotion                    27,314     24,433     12%     22,126      27,477     25,279
Amortization of deferred sales               16,361     17,579     (7)%    18,236      20,416     20,980
commissions
Amortization of intangible assets            16,672     10,107     65%      9,909       9,314      9,283
Other                                        23,234     19,611     18%     19,754      23,483     18,006
                                          ---------------------------------------------------------------
TOTAL OPERATING EXPENSES                    484,777    432,940     12%    415,096     438,151    400,065
                                          ---------------------------------------------------------------

OPERATING INCOME                            124,696    144,473    (14)%   148,978     154,899    168,832
                                          ---------------------------------------------------------------

OTHER INCOME (EXPENSE)
Investment and other income                  34,698     32,054      8%     49,956      33,841     19,836
Interest expense                             (1,889)    (3,259)   (42)%    (2,270)     (3,418)    (3,998)
                                          ---------------------------------------------------------------
OTHER INCOME (EXPENSE), NET                  32,809     28,795     14%     47,686      30,423     15,838
                                          ---------------------------------------------------------------

Income before taxes on income               157,505    173,268     (9)%   196,664     185,322    184,670
Taxes on income                              37,802     41,584     (9)%    47,199      44,499     44,300
                                          ---------------------------------------------------------------
NET INCOME                                 $119,703   $131,684     (9)%  $149,465    $140,823   $140,370
                                          ===============================================================

EARNINGS PER SHARE
     Basic                                    $0.46      $0.54    (15)%     $0.61       $0.58     $ 0.58
     Diluted                                  $0.46      $0.54    (15)%     $0.61       $0.58     $ 0.58

DIVIDENDS PER SHARE                          $0.065     $0.065       -     $0.065       $0.06      $0.06

AVERAGE SHARES OUTSTANDING (in
thousands)
     Basic                                  260,815    244,256      7%    243,708     243,665    243,542
     Diluted                                262,174    245,127      7%    244,409     244,078    243,741

EBITDA MARGIN /1/                               32%        35%       -        38%         35%        37%
Operating Margin /2/                            20%        25%       -        26%         26%        30%

EMPLOYEES                                     7,101      6,319     12%      6,328       6,489      6,454
BILLABLE SHAREHOLDER ACCOUNTS (in millions)    10.1       10.2     (1)%       9.7         9.2       10.5


/1/ EBITDA Margin: Earnings before interest taxes on income, depreciation and the amortization of intangibles divided by total revenues.
/2/  Operating Margin: Operating income divided by total operating revenues.




FRANKLIN RESOURCES, INC.
PRELIMINARY SUMMARY BALANCE SHEET
(Dollar amounts in thousands)
                                                           PRELIMINARY
                                                              JUNE 30,  SEPTEMBER 30,
                                                                  2001          2000

ASSETS
Current Assets                                              $1,816,099    $1,656,294
Banking Finance Assets                                       1,041,196       299,562
Other Assets                                                 3,077,568     2,086,587
-------------------------------------------------------------------------------------
TOTAL ASSETS                                                $5,934,863    $4,042,443
-------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities                                           $395,939      $489,559
Banking/Finance Liabilities                                    914,464       238,954
Other Liabilities                                              689,324       348,437
-------------------------------------------------------------------------------------
Total Liabilities                                            1,999,727     1,076,950
Total Stockholders' Equity                                   3,935,136     2,965,493
-------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $5,934,863    $4,042,443
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
ENDING SHARES OF COMMON STOCK OUTSTANDING                      261,527       243,730
-------------------------------------------------------------------------------------


ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
     (in billions)
                                          30-JUN-01    31-MAR-01   31-DEC-00   30-SEP-00   30-JUN-00
                                        -------------------------------------------------------------

      EQUITY
                    Global/international      $93.4        $87.6       $96.4       $97.6      $103.6
                    Domestic                   53.3         45.5        50.0        53.9        49.6
                                        -------------------------------------------------------------
                    Total Equity              146.7        133.1       146.4       151.5       153.2
                                        -------------------------------------------------------------

      HYBRID FUNDS                             38.3          9.8        10.1         9.3         8.9

      FIXED INCOME
                    Tax-free                   46.9         45.8        45.0        44.0        43.8
                    Taxable
                       Domestic                23.4         17.2        16.2        15.6        15.3
                       Global/international     7.2          3.9         3.7         4.2         3.5
                                        -------------------------------------------------------------
                    Total Fixed Income         77.5         66.9        64.9        63.8        62.6
                                        -------------------------------------------------------------

      MONEY FUNDS                               5.4          5.9         5.5         5.3         5.2

                                        -------------------------------------------------------------
TOTAL ENDING ASSETS                          $267.9       $215.7      $226.9      $229.9      $229.9
                                        -------------------------------------------------------------

                                        -------------------------------------------------------------
SIMPLE MONTHLY AVERAGE ASSETS                $255.9       $224.9      $226.5      $231.4      $228.0
                                        =============================================================


ASSETS UNDER MANAGEMENT & FLOWS
   (in billions)                                             THREE MONTHS ENDED
                                          30-JUN-01    31-MAR-01    % CHANGE    30-JUN-00   % CHANGE

BEGINNING ASSETS UNDER MANAGEMENT            $215.7       $226.9        (5)%       $233.4       (8)%
     U.S. RETAIL ASSETS
       Beginning Assets                      $161.6       $168.5        (4)%       $175.9       (8)%
       ----------------------------------------------------------------------------------------------
       Sales                                   10.9         10.5         4%           8.6       27%
       Reinvested Dividends                     2.0          0.6       233%           2.7      (26)%
       Redemptions                            (10.5)       (10.1)        4%         (11.6)      (9)%
       Appreciation/(Depreciation)              6.8         (7.9)       N/A          (3.1)      N/A
       ---------------------------------------------------------------------------------------------
       Ending Assets                          170.8        161.6         6%         172.5       (1)%
       ---------------------------------------------------------------------------------------------

     OTHER ASSETS, INCLUDING INTERNATIONAL AND INSTITUTIONAL
       Beginning Assets                        54.1        $58.4        (7)%        $57.5       (6)%
       ---------------------------------------------------------------------------------------------
       Sales                                    4.5          5.1       (12)%          4.7       (4)%
       Reinvested Dividends                     0.2          0.2           -          0.5      (60)%
       Redemptions                             (4.4)        (4.6)       (4)%         (4.3)       2%
       Fiduciary acquisition                   45.8            -           -            -         -
       Appreciation/(Depreciation)             (3.1)        (5.0)      (38)%         (1.0)     210%
       ---------------------------------------------------------------------------------------------
       Ending Assets                           97.1         54.1        79%          57.4       69%
       ---------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT               $267.9       $215.7        24%        $229.9       17%

TOTAL ASSETS UNDER MANAGEMENT
         BEGINNING ASSETS                    $215.7       $226.9        (5)%       $233.4       (8)%
         --------------------------------------------------------------------------------------------
         Sales                                 15.4         15.6        (1)%         13.3       16%
         Reinvested Dividends                   2.2          0.8       175%           3.2      (31)%
         Redemptions                          (14.9)       (14.7)        1%         (15.9)      (6)%
         Fiduciary acquisition                 45.8            -         -              -         -
         Appreciation/(Depreciation)            3.7        (12.9)       N/A          (4.1)      N/A
         --------------------------------------------------------------------------------------------
         ENDING ASSETS                       $267.9       $215.7        24%        $229.9       17%
         --------------------------------------------------------------------------------------------

Note: A significant number of institutional assets are invested in U.S. Retail funds and are disclosed in that category in the above table. Total institutional and high net worth assets at June 30, 2001 were over $90 billion.



                                                               30-JUN-01   31-MAR-01  30-JUN-00

GLOBAL/INTERNATIONAL EQUITY
       Beginning Assets                                            $87.6       $96.4     $106.2
       -----------------------------------------------------------------------------------------
       Sales                                                         5.3         5.1        5.8
       Reinvested Dividends                                          0.7         0.2        0.9
       Redemptions                                                  (5.8)       (6.4)      (7.3)
       Fiduciary acquisition                                         3.2           -          -
       Appreciation/(Depreciation)                                   2.4        (7.7)      (2.0)
       -----------------------------------------------------------------------------------------
       Ending Assets                                                93.4        87.6      103.6
       -----------------------------------------------------------------------------------------

DOMESTIC EQUITY
       Beginning Assets                                             45.5        50.0       49.3
       -----------------------------------------------------------------------------------------
       Sales                                                         3.1         3.7        3.6
       Reinvested Dividends                                          0.7           -        1.5
       Redemptions                                                  (2.2)       (2.6)      (3.1)
       Fiduciary acquisition                                         3.7           -          -
       Appreciation/(Depreciation)                                   2.5        (5.6)      (1.7)
       -----------------------------------------------------------------------------------------
       Ending Assets                                                53.3        45.5       49.6
       -----------------------------------------------------------------------------------------

HYBRID
       Beginning Assets                                              9.8        10.1        9.0
       -----------------------------------------------------------------------------------------
       Sales                                                         0.6         0.4        0.1
       Reinvested Dividends                                          0.2           -        0.2
       Redemptions                                                  (0.5)       (0.3)      (0.6)
       Fiduciary acquisition                                        29.1           -          -
       Appreciation/(Depreciation)                                  (0.9)       (0.4)       0.2
       -----------------------------------------------------------------------------------------
       Ending Assets                                                38.3         9.8        8.9
       -----------------------------------------------------------------------------------------

TAX-FREE INCOME
       Beginning Assets                                             45.8        45.0       44.6
       -----------------------------------------------------------------------------------------
       Sales                                                         1.6         1.3        0.6
       Reinvested Dividends                                          0.3         0.3        0.3
       Redemptions                                                  (1.2)       (1.0)      (1.5)
       Fiduciary acquisition                                         0.1           -          -
       Appreciation/(Depreciation)                                   0.3         0.2       (0.2)
       -----------------------------------------------------------------------------------------
       Ending Assets                                                46.9        45.8       43.8
       -----------------------------------------------------------------------------------------

TAXABLE FIXED INCOME
       Beginning Assets                                             21.1        19.9       18.6
       -----------------------------------------------------------------------------------------
       Sales                                                         1.9         2.0        1.4
       Reinvested Dividends                                          0.2         0.2        0.2
       Redemptions                                                  (1.8)       (1.2)      (1.1)
       Fiduciary acquisition                                         9.7           -          -
       Appreciation/(Depreciation)                                  (0.5)        0.2       (0.3)
       -----------------------------------------------------------------------------------------
       Ending Assets                                                30.6        21.1       18.8
       -----------------------------------------------------------------------------------------

MONEY FUNDS
       Beginning Assets                                              5.9         5.5        5.7
       -----------------------------------------------------------------------------------------
       Sales                                                         2.9         3.1        1.8
       Reinvested Dividends                                          0.1         0.1        0.1
       Redemptions                                                  (3.4)       (3.2)      (2.3)
       Appreciation/(Depreciation)                                  (0.1)        0.4       (0.1)
       -----------------------------------------------------------------------------------------
       Ending Assets                                                 5.4         5.9        5.2
       -----------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                                    $267.9      $215.7     $229.9


CONFERENCE CALL INFORMATION
        As previously announced, members of the investment community and general public are invited to listen to the conference call TODAY, THURSDAY, JULY 26, 2001 AT 1:30 P.M. PACIFIC STANDARD TIME. Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (800) 288-8976 in the U.S. or (612) 332-1213 internationally.
        A replay of the call will be archived on franklintempleton.com through August 2, 2001. The replay can also be accessed by calling (800) 475-6701 in the U.S. or (320) 365-3844 internationally and using access code #593661, after 5:00 p.m. Pacific Standard Time on July 26 through 11:59 p.m. Pacific Standard Time on August 2.
        Franklin Templeton Investments provides global and domestic investment management, shareholder and distribution services to the Franklin, Templeton and Mutual Series mutual funds, institutional and private accounts in approximately 125 different nations worldwide. Franklin Templeton Investments' headquarters are located at One Franklin Parkway, San Mateo, CA, 94403.



SUPPLEMENTAL INFORMATION
/1/ Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. For more information on any U.S. Franklin Templeton fund, investors should request a prospectus containing more complete information, including sales charges, expenses and risks, from securities dealers or by calling Franklin Templeton Distributors, Inc. at 1-800/DIAL BEN(R) (1-800/342-5236). Investors should read the prospectus carefully before investing or sending money. Franklin Templeton
     Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.
/2/ Source: Lipper(R)Inc., 6/30/01. Lipper calculates averages by taking all the funds in a peer group and averaging their total returns for the periods indicated. Lipper tracks 36 peer groups of long-term U.S. retail mutual funds, which groups vary in size from 3 to 861. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.
/3/ Of the eligible non-money market funds tracked by Lipper, 38 funds and 30 funds ranked in the top quartile and 43 funds and 27 funds ranked in the second quartile, for the six-month and one-year periods respectively for their respective Lipper peer groups.
/4/ Source: MORNINGSTAR (C) 6/30/01. Morningstar proprietary ratings reflect historical risk-adjusted performance as of June 30, 2001. The ratings are subject to change every month. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual returns, if applicable, in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars. Morningstar does not guarantee the accuracy of the information.
/5/ Source: MORNINGSTAR (C) 6/30/01. One Mutual Series fund Class A received five stars, and five Mutual Series Class A funds received four stars.
/6/ Source: Lipper(R) Inc., 6/30/01. Mutual Discovery Fund Class Z ranked #1 in a universe of 40 funds in Lipper's "Global Small-Cap Funds" category for year-to-date performance. Mutual European Fund Class Z ranked #1 in a universe of 177 funds in Lipper's "European Region Funds" category for year-to-date performance.
/7/ Source: Lipper(R) Inc., 6/30/01. 10 out of 11 eligible Templeton equity funds ranked in the top Lipper quartile for the one-year period for their respective Lipper peer groups.
/8/ Source: Lipper(R) Inc., 6/30/01. Templeton Growth Fund Class A ranked 14 in a universe of 296 funds for six-month performance and ranked 13 in a universe of 260 funds for one-year performance in Lipper's "Global Funds" category. Templeton Foreign Fund Class A ranked 19 in a universe of 773 funds for six-month performance and ranked 11 in a universe of 716 funds for one-year performance in Lipper's "International Funds" category. Templeton International Fund Class A ranked 33 in a universe of 773 funds for six-month performance and ranked 8 in a universe of 716 funds for one-year performance in Lipper's "International Funds" category.
/9/ Source: Lipper(R) Inc., 6/30/01. Franklin Large Cap Value Fund Class A ranked 77 in a universe of 549 funds in Lipper's "Multi-Cap Value Funds" category for six-month performance. Franklin MicroCap Value Fund Class A ranked 4 in a universe of 272 funds in Lipper's "Small-Cap Value Funds" category for six-month performance. Franklin Value Fund Class A ranked 31 in a universe of 162 funds in Lipper's "Mid-Cap Value Funds" category for six-month performance. (On July 26, 2001, Franklin MicroCap Value Fund's Board of Directors will vote on a proposal to close the fund to new investors at $300 million.)
/10/ Source: Lipper(R) Inc., 6/30/01. Of the eligible non-money market funds tracked by Lipper, 13 performed in the top quartile and 14 performed in the second quartile for the one-year period for their respective Lipper peer groups.
/11/ Source: Lipper(R) Inc., 6/30/01. Of the eligible non-money market funds tracked by Lipper, three performed in the top quartile and five performed in the second quartile for the one-year period for their respective Lipper peer groups.
/12/ Investors  interested  in these  institutional  strategies  should  contact
     Institutional Sales at (1-800/368-3677) to obtain more information.


Statements in this press release regarding Franklin Resources, Inc.'s business which are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These risks, uncertainties and other important factors are described in more detail in the risk factor section in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, the "Forward-Looking Statements" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Form 10-K for the fiscal year ended September 30, 2000.

                                              # # #